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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 9, 2001, in this Registration Statement on Form S-1 and related Prospectus of OM Group, Inc. for the registration of 3,500,000 shares of its common stock.

                                          /s/       ERNST & YOUNG LLP
                                          --------------------------------------

                                                    Ernst & Young LLP

Cleveland, Ohio
December 3, 2001